UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 8, 2014 (March 20, 2014)

Lands’ End, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (608) 935-9341

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Transaction Agreements

On April 4, 2014, in connection with the separation of the Lands’ End business from the rest of its businesses by means of a distribution to Sears Holdings stockholders of 100% of the outstanding shares of common stock, par value $0.01 per share, of Lands’ End (the “spin-off”), Lands’ End, Inc., a Delaware corporation (“Lands’ End” or the “Company”), entered into several agreements with Sears Holdings Corporation, a Delaware corporation (“Sears Holdings”), or its subsidiaries that govern the relationship of the parties following the spin-off, including the following:

•	Separation and Distribution Agreement

•	Transition Services Agreement

•	Tax Sharing Agreement

•	Master Lease Agreement

•	Master Sublease Agreement

•	Lands’ End Shops at Sears Retail Operations Agreement

•	Shop Your Way Retail Establishment Agreement

•	Financial Services Agreement

•	Buying Agency Agreement

A summary of the material terms of these agreements can be found in the section entitled “Certain Relationships and Related Person Transactions” in the Information Statement, dated March 18, 2014, filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Sharing Agreement, Master Lease Agreement, Master Sublease Agreement, Lands’ End Shops at Sears Retail Operations Agreement, Shop Your Way Retail Establishment Agreement, Financial Services Agreement and Buying Agency Agreement filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Debt Arrangements

In connection with the spin-off, Lands’ End entered into an ABL credit agreement, dated as of April 4, 2014, with Bank of America, N.A. (the “ABL Credit Agreement”), which provides for maximum borrowings of $175 million for Lands’ End, subject to a borrowing base, with a $30 million subfacility for a United Kingdom subsidiary borrower of Lands’ End (the “UK Borrower” and such facility, the “ABL Facility”). The ABL Facility has a letter of credit sub-limit of $70 million for domestic letters of credit and a letter of credit sub-limit of $15 million for letters of credit for the UK Borrower. The ABL Facility is available for working capital and other general corporate purposes, and was undrawn at the closing of the spin-off, other than for letters of credit.

Also on April 4, 2014, Lands’ End entered into a term loan credit agreement with Bank of America, N.A. (the “Term Loan Credit Agreement”), which provides a term loan facility of $515 million (the “Term Loan Facility” and, together with the ABL Facility, the “Facilities”), the proceeds of which were used to pay a dividend of $500 million to a subsidiary of Sears Holdings immediately prior to the consummation of the spin-off and to pay fees and expenses associated with the Facilities of approximately $10 million, with the remaining proceeds to be used for general corporate purposes.

Maturity; Amortization and Prepayments

The ABL Facility will mature on April 4, 2019. The Term Loan Facility will mature on April 4, 2021 and will amortize at a rate equal to 1% per annum, and is subject to mandatory prepayment in an amount equal to a percentage of the borrower’s excess cash flows in each fiscal year, ranging from 0% to 50% depending on Lands’ End’s secured leverage ratio, and with the proceeds of certain asset sales and casualty events.

Guarantees; Security

All domestic obligations under the Facilities are unconditionally guaranteed by Lands’ End and, subject to certain exceptions, each of its existing and future direct and indirect domestic subsidiaries. In addition, the obligations of the UK Borrower under the ABL Facility are guaranteed by its existing and future direct and indirect subsidiaries organized in the United Kingdom. The ABL Facility is secured by a first priority security interest in certain working capital of the borrowers and guarantors consisting primarily of accounts receivable and inventory. The Term Loan Facility is secured by a second priority security interest in the same collateral, with certain exceptions.

The Term Loan Facility also is secured by a first priority security interest in certain property and assets of the borrowers and guarantors, including certain fixed assets and stock of subsidiaries. The ABL Facility is secured by a second priority security interest in the same collateral.

Interest; Fees

The interest rates per annum applicable to the loans under the Facilities are based on a fluctuating rate of interest measured by reference to, at the borrowers’ election, either (1) an adjusted London inter-bank offered rate (“LIBOR”) plus a borrowing margin, or (2) an alternative base rate plus a borrowing margin. The borrowing margin is fixed for the Term Loan Facility at 3.25% in the case of LIBOR loans and 2.25% in the case of base rate loans. The borrowing margin for the ABL Facility is subject to adjustment based on the average excess availability under the facility for the preceding fiscal quarter, and will range from 1.50% to 2.00% in the case of LIBOR borrowings and will range from 0.50% to 1.00% in the case of base rate borrowings.

Customary agency fees are payable in respect of both facilities. The ABL Facility fees also include (1) commitment fees, based on a percentage ranging from approximately 0.25% to 0.375% of the daily unused portions of the facility, and (2) customary letter of credit fees.

Representations and Warranties; Covenants

The Facilities contain various representations and warranties and restrictive covenants that, among other things and subject to specified exceptions, restrict the ability of Lands’ End and its subsidiaries to incur indebtedness (including guarantees), grant liens, make investments, make dividends or distributions with respect to capital stock, make prepayments on other indebtedness, engage in mergers or change the nature of their business. In addition, if excess availability under the ABL Facility falls below below the greater of 10% of the loan cap amount or $15 million, Lands’ End will be required to comply with a minimum fixed charge coverage ratio of 1.0 to 1.0. The Facilities do not otherwise contain financial maintenance covenants.

Both Facilities contain certain affirmative covenants, including reporting requirements such as delivery of financial statements, certificates and notices of certain events, maintaining insurance, and providing additional guarantees and collateral in certain circumstances.

Events of Default

The Facilities include customary events of default including non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations or warranties, cross default to certain other material indebtedness, bankruptcy and insolvency events, invalidity or impairment of guarantees or security interests, material judgments and change of control.

The preceding summary of the debt arrangements is qualified in its entirety by reference to the ABL Credit Agreement, the Term Loan Credit Agreement, the ABL Guaranty and Security Agreement and the Term Loan Guarantee and Security Agreement, filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K, each which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Debt Arrangements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2013, when Lands’ End’s Registration Statement on Form 10 (File No. 001-09769), initially filed with the SEC on December 6, 2013, as amended, was declared effective, the Board of Directors of Lands’ End (the “Board”) consisted of Edgar O. Huber as the sole director. On March 20, 2014, Josephine Linden and Tracy Gardner were appointed to the Board.

In connection with the spin-off, on April 3, 2014, Elizabeth Darst Leykum, Jignesh M. Patel and Jonah Staw were appointed to the Board. Ms. Leykum was appointed as Chairman of the Board.

Mses. Linden, Gardner and Leykum were each appointed to the Compensation Committee of the Board on April 3, 2014. Mrs. Linden was appointed as Chair of the Compensation Committee.

Also on April 3, 2014, Ms. Leykum and Mr. Patel were each appointed to the Nominating and Governance Committee of the Board. Ms. Leykum was appointed as Chair of the Nominating and Governance Committee.

Each of the foregoing directors will hold office until the next annual meeting of stockholders of the Company, or until their respective successors are duly elected and qualified. There is no arrangement or understanding between any of the foregoing directors and any other person pursuant to which they were selected as directors. In addition, there are no transactions in which any of the foregoing directors has an interest that are required to be disclosed under Item 404(a) of Regulation S-K. Each of the foregoing directors will be compensated for his or her service on the Board. For a description of the Company’s director compensation program, see “Compensation of Directors” in the Information Statement filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the spin-off, effective March 20, 2014, Lands’ End adopted its Amended and Restated Bylaws (the “Bylaws”). A description of the material provisions of the Bylaws is included under the section “Description of Our Capital Stock” in the Information Statement, which is incorporated herein by reference. The description is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the spin-off, effective April 3, 2014, the Board adopted Corporate Governance Guidelines, the Lands’ End, Inc. Code of Conduct and the Board of Directors Code of Conduct. A copy of the Company’s Corporate Governance Guidelines, the Lands’ End, Inc. Code of Conduct and the Board of Directors Code of Conduct are available under the Investor Relations section of its website, www.landsend.com, and are filed as Exhibits 14.1, 14.2 and 14.3, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 8.01 Other Events

A copy of the press release issued by Sears Holdings on April 5, 2014 announcing completion of the spin-off is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report (including Exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that the Company chooses to disclose solely because of Regulation FD.

Safe Harbor Statement

Statements contained in Exhibit 99.2 to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

2.1	Separation and Distribution Agreement, dated as of April 4, 2014, by and between Sears Holdings Corporation and Lands’ End, Inc.

3.1	Amended and Restated Bylaws of Lands’ End, Inc.

4.1	ABL Credit Agreement, dated as of April 4, 2014, by and between Lands’ End, Inc. (as the Domestic Borrower), Lands’ End Europe Limited (as the UK Borrower), Bank of America, N.A. (as Administrative Agent and Collateral Agent), the Other Lenders party thereto, Bank of America, N.A. and GE Capital Markets, Inc. (as Joint Lead Arrangers and Joint Bookrunners), General Electric Capital Corporation (as Syndication Agent) and Bank of Montreal (as Documentation Agent).

4.2	Term Loan Credit Agreement, dated as of April 4, 2014, among Lands’ End, Inc. (as the Borrower), Bank of America, N.A. (as Administrative Agent and Collateral Agent and as Arranger and Bookrunner) and the Lenders party thereto.

4.3	Guaranty and Security Agreement, dated as of April 4, 2014, among Lands’ End, Inc. (as Domestic Borrower) and certain of its wholly-owned subsidiaries, each as a Grantor, the other grantors from time to time party thereto and Bank of America, N.A., as Agent.

4.4	Term Loan Guarantee and Security Agreement, dated as of April 4, 2014, among Lands’ End, Inc., as Borrower and certain of its wholly-owned subsidiaries, each as a Grantor, the other grantors from time to time party thereto and Bank of America, N.A., as Agent.

10.1	Transition Services Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.

10.2	Tax Sharing Agreement, dated as of April 4, 2014, by and between Sears Holdings Corporation and Lands’ End, Inc.

10.3	Master Lease Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.†

10.4	Master Sublease Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.†

10.5	Lands’ End Shops at Sears Retail Operations Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.

10.6	Shop Your WaySM Retail Establishment Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.†

10.7	Financial Services Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.

10.8	Buying Agency Agreement, dated as of April 4, 2014, by and between Sears Holdings Global Sourcing, Ltd. and Lands’ End, Inc.

14.1	Corporate Governance Guidelines.

14.2	Lands’ End, Inc. Code of Conduct.

14.3	Board of Directors Code of Conduct.

99.1	Information Statement of Lands’ End, Inc., dated March 18, 2014.

99.2	Press Release, dated April 5, 2014.

†	Confidential treatment granted as to certain terms in this agreement; these terms have been omitted from this filing and filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2014

LANDS’ END, INC.

By:	/s/ Karl A. Dahlen Name: Karl A. Dahlen Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Description

2.1	Separation and Distribution Agreement, dated as of April 4, 2014, by and between Sears Holdings Corporation and Lands’ End, Inc.

3.1	Amended and Restated Bylaws of Lands’ End, Inc.

4.1	ABL Credit Agreement, dated as of April 4, 2014, by and between Lands’ End, Inc. (as the Domestic Borrower), Lands’ End Europe Limited (as the UK Borrower), Bank of America, N.A. (as Administrative Agent and Collateral Agent), the Other Lenders party thereto, Bank of America, N.A. and GE Capital Markets, Inc. (as Joint Lead Arrangers and Joint Bookrunners), General Electric Capital Corporation (as Syndication Agent) and Bank of Montreal (as Documentation Agent).

4.2	Term Loan Credit Agreement, dated as of April 4, 2014, among Lands’ End, Inc. (as the Borrower), Bank of America, N.A. (as Administrative Agent and Collateral Agent and as Arranger and Bookrunner) and the Lenders party thereto.

4.3	Guaranty and Security Agreement, dated as of April 4, 2014, among Lands’ End, Inc. (as Domestic Borrower) and certain of its wholly-owned subsidiaries, each as a Grantor, the other grantors from time to time party thereto and Bank of America, N.A., as Agent.

4.4	Term Loan Guarantee and Security Agreement, dated as of April 4, 2014, among Lands’ End, Inc., as Borrower and certain of its wholly-owned subsidiaries, each as a Grantor, the other grantors from time to time party thereto and Bank of America, N.A., as Agent.

10.1	Transition Services Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.

10.2	Tax Sharing Agreement, dated as of April 4, 2014, by and between Sears Holdings Corporation and Lands’ End, Inc.

10.3	Master Lease Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.†

10.4	Master Sublease Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.†

10.5	Lands’ End Shops at Sears Retail Operations Agreement, dated as of April 4, 2014, by and between Sears, Roebuck and Co. and Lands’ End, Inc.

10.6	Shop Your WaySM Retail Establishment Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.†

10.7	Financial Services Agreement, dated as of April 4, 2014, by and between Sears Holdings Management Corporation and Lands’ End, Inc.

10.8	Buying Agency Agreement, dated as of April 4, 2014, by and between Sears Holdings Global Sourcing, Ltd. and Lands’ End, Inc.

14.1	Corporate Governance Guidelines.

14.2	Lands’ End, Inc. Code of Conduct.

14.3	Board of Directors Code of Conduct.

99.1	Information Statement of Lands’ End, Inc., dated March 18, 2014.

99.2	Press Release, dated April 5, 2014.

†	Confidential treatment granted as to certain terms in this agreement; these terms have been omitted from this filing and filed separately with the Securities and Exchange Commission.